Summary Prospectus January 1, 2026
T. ROWE PRICE
Global Impact Equity Fund
TGPEX TGBLX	Investor Class I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated January 1, 2026, as amended or supplemented, and Statement of Additional Information, dated January 1, 2026, as amended or supplemented.

Summary	1

Investment Objective(s)

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class	I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.68%	0.68%

Other expenses	1.61	1.39 [b]

Total annual fund operating expenses	2.29	2.07

Fee waiver/expense reimbursement	(1.35)[c]	(1.29)[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.94 [c]	0.78 [b]

[a]	Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]	T. Rowe Price Associates, Inc., has contractually agreed (through December 31, 2026) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.10% of the class’ average daily net assets. The agreement may only be terminated at any time after December 31, 2026, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the I Class Operating Expenses are below 0.10%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the I Class Operating Expenses (after the reimbursement is taken into account) to exceed the current expense limitation on I Class Operating Expenses (or the expense limitation in place at the time the amounts were waived or paid).
[c]	T. Rowe Price Associates, Inc., has contractually agreed (through December 31, 2026) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.94%. The agreement may only be terminated at any time after December 31, 2026, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the class’ expense ratio is below 0.94%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).

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Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$96	$586	$1,102	$2,521
I Class	80	524	994	2,297

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 92.2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of the fund’s net assets (plus any borrowings for investment purposes) in equity securities that are capable of generating a positive environmental and/or social impact. The fund typically invests in at least five countries, including the U.S., and the amount of the fund’s assets invested outside the U.S. will vary depending on the adviser’s outlook for market conditions and opportunities overseas versus those in the U.S. However, the fund typically invests at least 25% of its net assets in securities of foreign issuers. Equity securities may include common or preferred stocks. In addition, for purposes of these policies, the fund’s investments include instruments that are linked to, or provide exposure to, equities or companies outside of the U.S., such as depositary receipts. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

The fund may invest in issuers of any market capitalization and in securities offerings that are not registered in the U.S. or denominated in the U.S. dollar. The fund may invest in issuers in emerging markets.

The fund selects companies for its portfolio using an in-house proprietary screening process. This screening process relies on the portfolio manager’s independent analysis of each issuer. The fund seeks to select companies for its portfolio that are, in the opinion of the portfolio manager, capable of achieving and sustaining above-average, long-term earnings and cash flow growth, and that are capable of generating a positive impact under one of the following impact categories:

●	Climate and resource impact and/or
●	Social equity and quality of life.

Summary	3

For purposes of the fund’s 80% investment policy, a holding is considered an equity security that is capable of generating a positive environmental and/or social impact if a majority of the issuer’s current revenues are tied to either or both of the two impact categories. The materiality of positive impact is assessed according to specific, in-house metrics for every business activity that aligns to one of the impact categories.

In assessing each company under the impact categories, T. Rowe Price relies primarily on proprietary analysis incorporating company-provided data, direct engagement with companies and their management, and, in certain situations, research and analytics prepared by third-party data providers (for example, data on a company’s carbon emissions).

The climate and resource impact category encompasses companies with business activities aimed at reducing greenhouse gases (GHGs), promoting healthy ecosystems, or nurturing circular economies. Examples may include but are not limited to companies that manufacture electric vehicles or companies that manufacture building insulation that may lower carbon emissions.

The social equity and quality of life category includes companies that employ business activities aimed at enabling social equity, improving health, or improving safety and security. Examples may include but are not limited to companies in emerging markets that seek to expand access to banking to lower income consumers, or companies that provide products and services that are aimed at treating/ preventing diseases, reducing the cost and time to market of scientific discovery, or manufacturing medication.

In addition, the fund’s adviser seeks to identify companies that are expected to deliver above average earnings and/or cashflows, over the long term based on a rigorous fundamental analysis, including an evaluation of a variety of criteria, including but not limited to:

●	fertile industry structure and management quality, including expert capital allocation and value creation;
●	innovative product or service offerings, such as new technology or a unique manufacturing process (for example, companies that may benefit from change, such as a new business model or regulatory change);
●	medium to long-term earnings, cash flows, and returns; and/or
●	overall financial health.

At times, the fund may have a significant portion of its assets invested in the same economic sector, such as information technology and industrials and business services sector.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

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Impact investing: The fund may not succeed in generating a positive environmental and/or social impact. The fund’s incorporation of environmental and/or social impact criteria into its investment process may cause the fund to perform differently from a fund that uses a different methodology to identify and/or incorporate environmental and/or social impact criteria or relies solely or primarily on financial metrics. In addition, the fund’s focus on impact investing may cause the fund to forego opportunities to buy certain securities that otherwise might be advantageous, or to sell securities when it might otherwise be advantageous to continue to hold these securities. The definition of “impact investing” varies according to an investor’s beliefs. There is no guarantee that T. Rowe Price’s definition of impact investing, security selection criteria, or investment judgment will reflect the beliefs of any particular investor. To the extent T. Rowe Price references third party research and analytics in conducting its proprietary analysis, there is no guarantee that the data will be accurate.

Sector exposure: Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information technology sector: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel.

Industrial companies: A fund that focuses its investments in specific industries or sectors is more susceptible to adverse developments affecting those industries and sectors than a more broadly diversified fund. Because the fund invests significantly in industrial companies, the fund may perform poorly during a downturn in the industrials sector. Companies involved in industrial products, services, or equipment can be significantly affected by general economic trends, as well as by changes in consumer sentiment and spending, commodity prices, technological obsolescence, government regulation and import controls, labor relations, intense global competition, and liability for environmental damage.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Foreign investing: Non-U.S. securities tend to be more volatile and have lower overall liquidity and trading volume than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. Further, securities of non-U.S. issuers are subject to trading markets with potential governmental interference, varying regulatory, auditing, and accounting standards, and settlement and clearance practices that differ from those of U.S. issuers. Investment in non-U.S. securities also carries currency risk. Any attempts to hedge currency risk could be unsuccessful. Such investments may have higher transaction costs compared with U.S. markets. The fund’s overall foreign investing risk is increased to the extent it has exposure to emerging markets, which are more volatile than the markets of developed countries.

Summary	5

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Currency exposure: Because the fund invests in holdings denominated in foreign currencies, the fund is subject to the significant risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

Emerging markets: Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s I Class. Returns for other share classes vary since they have different expenses.

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GLOBAL IMPACT EQUITY FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/23	10.54%	Worst Quarter	6/30/22	-16.79%

The fund’s return for the nine months ended 9/30/25 was 8.03%.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market and aligns to the fund’s investment strategy (MSCI All Country World Index Net). In addition, the table may also include one or more indexes that align to the fund’s investment strategy.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the I Class and will differ for other share classes.

Summary	7

Average Annual Total Returns
	Periods ended
	December 31, 2024

		Since	Inception
	1 Year	inception	date
Investor Class			03/15/2021
Returns before taxes	5.30%	1.04%
Returns after taxes on distributions	5.30	1.00
Returns after taxes on distributions and sale
of fund shares	3.14	0.79
I Class			03/15/2021
Returns before taxes	5.53	1.17

MSCI All Country World Index Net (reflects no deduction for fees or expenses)
	17.49	7.65 [a]
Lipper Global Multi-Cap Core Funds Average
	13.18	5.40 [b]

[a]	Return since 3/15/21.
[b]	Return since 3/31/21.

Updated performance information will be available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Name	Title	Managed Fund Since	Joined Investment Adviser
Hari Balkrishna	Portfolio Manager and Chair of Investment Advisory Committee	2021	2010

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain accounts for which T. Rowe Price or its affiliates have discretionary investment authority, qualifying directly held accounts, and certain other accounts.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain other accounts, by accessing your account online through troweprice.com.

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If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	F1399-045 1/1/26